Exhibit 10.148

IBM Corporation/Brocade Communications Systems, Incorporated.

Amendment #5 to

Goods Agreement

8/3/2009

This Amendment No. 5 (“Amendment”) amends the terms and conditions of Goods Agreement # (Buyer #4999RO0015) and Supplier # ROC-P-68) (“GA”) between International Business Machines Corporation (“Buyer”) and Brocade Communications Systems, Incorporated (“Supplier”). Unless otherwise noted, this Amendment is effective upon signature of both parties. Transactions performed under this Amendment will be conducted in accordance with and be subject to the terms and conditions of this Amendment and the GA, and any applicable Work Authorizations “(WA’s”). Any capitalized terms not defined in this Amendment will have the meaning set forth in the GA. In the event of a conflict in the terms of this Amendment and that of the BA or SOW, the order of precedence will be: (i) this Amendment, (ii) the GA.

The parties agree to amend the GA as follows:

1.	Amend Section 8.1 “Microcode License” by adding at the end of Section 8.1(ii) the following:

“and as part of a standalone diagnostic, update utility or CIM/CDM Provider distributed by Buyer.”

This Amendment and the GA as amended, are the sole and exclusive statement of the of the agreement between the parties with regard to the subject matter of this Amendment, and they supercede and replace any other agreement or understanding, whether written or oral, with regard to the subject matter. Any signed copy of this Amendment made by reliable means (e.g., photocopy or facsimile) shall be considered an original.

The Parties hereto have caused this Amendment to be signed by their respective duly authorized representatives.

AGREED AND ACCEPTED TO:	AGREED AND ACCEPTED TO:

INTERNATIONAL BUSINESS MACHINES CORPORATION			BROCADE COMMUNICATIONS SYSTEMS, INCORPORATED

By:	/s/ Bryn E. Smith		By:	/s/ Charles Leeming
	Supplier Signature	Date 8/3/08		Buyer Signature	Date 8/3/09
	Bryn E. Smith			Charles Leeming
	Printed Name			Printed Name
VP, OEM Sales
	Title & Organization			Title & Organization
	Buyer Address: 3039 Cornwallis Road RTP, NC 27709			Buyer Address: 1745 Technology Drive San Jose, CA 96110

BROCADE
R. Borders /rrb
Legal Approved on: 6/3/2009